UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[X]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

MAMAMANCINI’S HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TO OUR SHAREHOLDERS:

You are cordially invited to attend the continuation of the Annual Meeting of Shareholders (the “Annual Meeting”) of MamaMancini’s Holdings, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “MamaMancini’s”, “we”, “us” or “our”), which commenced on June 24, 2021, at 12:00 Noon. The meeting will be conducted telephonically. The continuation of the meeting will be held for the following purposes:

1.	Approval of the 2021 Stock Incentive and Award Plan; and

2.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

A copy of the Annual Report of the Company’s operations during the fiscal year ended January 31, 2021 is available on request or at www.sec.gov.

The Board of Directors has fixed the close of business on May 25, 2021, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A quorum was achieved at the meeting on June 24, 2021 and it will therefore be deemed that a quorum exists for the continuation of that meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at the Offices of the Company located at 25 Branca Road, East Rutherford, New Jersey 07073.

By Order of the Board of Directors

/s/ Carl Wolf
Carl Wolf
CEO and Chairman of the Board
July 6, 2021
East Rutherford, New Jersey

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MAMAMANCINI’S HOLDINGS, INC.

25 Branca Road

East Rutherford, New Jersey 07073 (201) 531-1212

SUPPLEMENT TO PROXY STATEMENT FOR THE ANNUAL

MEETING OF SHAREHOLDERS HELD ON JUNE 24, 2021 AND TO

BE CONTINUED ON JULY 27, 2021

This proxy statement supplement, dated July 6, 2021 (the “Supplement”), supplements the definitive proxy statement (which we refer to as the “Proxy Statement”) of the Board of Directors of MamaMancini’s Holdings, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on May 28, 2021 relating to the annual meeting of stockholders of the Company held on Thursday June 24, 2021 at 12:00 noon EDT. The purpose of this Supplement is to provide additional information with respect to the proposal presented at the meeting regarding approval of the Company’s 2021 Incentive Stock and Award Plan which will be considered at the continuation of the June 24, 2021 Annual Meeting of Shareholders to be held at 12:00 noon EDT on July 27, 2021.

The sole purpose of the July 27, 2021 meeting is the tabulation of votes with respect to Proposal No. 3 detailed below. Since a quorum was achieved at the June 24, 2021 meeting, the approval of Proposal No. 3 will be determined by a majority of the votes cast on Proposal No. 3.

Information about the Company’s 2021 annual meeting of stockholders, which was held on June 24, 2021 (and will be continued on July 27, 2021) is supplemented to reflect the information set forth above. The Proxy Statement, together with this Supplement, have been filed with the Securities and Exchange Commission (as well as on the Company’s website at www.mamamancinis.com). The Company will furnish a copy of the Supplement to any stockholder by mail upon written or verbal request to the Company at MamaMancini’s Holdings, Inc., 25 Branca Road, East Rutherford, NJ 07073, Attn: Investor Relations, telephone: (201) 531-1212, e-mail: larry@mamamancinis.com

Detailed information regarding voting procedures can be found in the Proxy Statement.

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YOUR VOTE IS IMPORTANT

GIVEN THAT THE MEETING WILL BE HELD TELEPHONICALLY AND THERE WILL BE NO IN-PERSON MEETING, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

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MAMAMANCINI’S HOLDINGS, INC.

25 Branca Road

East Rutherford, New Jersey 07073

PROXY STATEMENT

CONTINUATION OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 27, 2021

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

General

This Proxy Statement Supplement is being furnished to the shareholders of MamaMancini’s Holdings, Inc. (together with its subsidiaries, “Company”, “MamaMancini’s”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the continuation of the Annual Meeting of Shareholders to be held telephonically on July 27, 2021, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Continuation of the Annual Meeting of Shareholders originally commenced on June 24, 2021. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Supplemental Proxy Statement. It is contemplated that this Supplemental Proxy Statement and the accompanying form of Proxy will be first mailed to MamaMancini’s shareholders on or about July 10, 2021.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on May 25, 2021 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 35,608,474 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 103 holders of record, plus shares held by CEDE. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

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Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 25 Branca Road, East Rutherford, New Jersey 07073, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The seven nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 25 Branca Road, East Rutherford, New Jersey 07073 so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

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PROPOSAL NO. 3

APPROVAL OF 2021 INCENTIVE STOCK AND AWARD PLAN

The Board of Directors has drafted the 2021 Incentive Stock and Award Plan which is intended to supersede and replace the earlier 2013 Incentive Stock and Award Plan (“2013 Plan”), which will expire shortly. This 2021 Incentive Stock and Award Plan is intended as an incentive to retain in the employ of and as directors, officers, consultants, attorneys, advisors and employees of the Company and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, attorneys, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

A copy of the 2021 Incentive Stock and Award Plan (“2021 Plan”) is attached hereto as Exhibit 4.10. The principal differences between the 2013 Plan and the 2021 Plan are as follows:

●	The Stock Reserved for the Plan is increased from 450,000 shares to an initial amount equal to 10% of the issued and outstanding shares of Company Common Stock at the Effective Time. Mased on the shares outstanding on May 25, 2021 (34,674,825 shares), the shares included in the 2021 Plan would be approximately 3,467,483. The 2021 Plan also calls for an annual review of the number of shares available to the 2021 Plan to increase or decrease the applicable number to 10% of the then-issued and outstanding Company Common Shares.

●	The Term of the 2021 Plan is increased to ten years;

●	The maximum term of options granted under the 2021 Plan is ten years.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF 2021 INCENTIVE STOCK AND AWARD PLAN

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SHAREHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to MamaMancini’s Holdings, Inc., 25 Branca Road, East Rutherford, New Jersey 07073, Attention: Board of Directors.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND

HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2021 as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 25 Branca Road, East Rutherford, New Jersey 07073 or by calling telephone number (201) 531-1212.

In certain cases, only one Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, MamaMancini’s Holdings, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Proxy Statements if they are receiving multiple copies of Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Carl Wolf, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ Carl Wolf
Carl Wolf
Chairman of the Board

East Rutherford, New Jersey
July 6, 2021

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Exhibits.

Exhibit No.	Description

4.1	2021 Stock Incentive and Award Plan

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS OF MAMAMANCINI’S HOLDINGS, INC.

The undersigned hereby appoints Carl Wolf as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Continuation of the Annual Meeting of Shareholders to be held on July 27, 2021, at 12 noon EDT by Telephonic Meeting, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

The Board of Directors recommends a vote FOR Proposal No. 3.

3.	To approve the Company’s 2021 Stock Incentive and Award Plan.

[  ] FOR       [  ] AGAINST       [  ] ABSTAINS       [  ] WITHHOLDS

To withhold the proxy’s discretionary vote on your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

[  ] WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated: ________, 2021

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.

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